Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

Note 15 – Subsequent Events

In January 2019, the Company entered into a water management services agreement with Blue Mountain. Under this agreement, Blue Mountain will provide water management services including pipeline gathering, disposal, treatment and redelivery of recycled water. The agreement provides for an acreage dedication for water management services through January 2029.

In March 2019, the Company amended its 2017 Credit Facility to, among other things, increase its borrowing base to $750 million.

Subsequent to December 31, 2018, the Company entered into fixed price swaps of 40,000 MMBtu per day of natural gas production at a weighted average price of $2.68 for the period of October 2020 through December 2020 and for 2,000 Bbls per day of oil production at a weighted average price of $57.80 for the period of January 2020 through December 2020.